UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

Atlas Energy Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41828	93-2154509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive, Suite 500 Austin, Texas	78730
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (512) 220-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Acquisition of Hi-Crush Inc.

On February 26, 2024, Atlas Energy Solutions Inc., a Delaware corporation (the “Company” or “Atlas”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Atlas Sand Company, LLC, a Delaware limited liability company (“Purchaser”), Wyatt Merger Sub 1 Inc., a Delaware corporation and direct, wholly-owned Subsidiary of Purchaser (“Merger Sub 1”), Wyatt Merger Sub 2, LLC, a Delaware limited liability company and direct, wholly-owned Subsidiary of Purchaser (“Merger Sub 2”), Hi-Crush Inc., a Delaware corporation (“Hi-Crush”), each stockholder that has executed the Merger Agreement or a joinder thereto (each a “Hi-Crush Stockholder” and, collectively, the “Hi-Crush Stockholders”), (f) Clearlake Capital Partners V Finance, L.P., solely in its capacity as the Hi-Crush Stockholders’ representative (the “Hi-Crush Stockholders’ Representative”) and (g) HC Minerals Inc., a Delaware corporation (collectively, the “Parties”), pursuant to which Atlas will acquire substantially all of Hi-Crush’s Permian Basin proppant production and logistics businesses and operations (the “Transaction”).

Prior to the signing of the Merger Agreement, a special committee composed of members of the Company’s board of directors (the “Board”) approved, and recommended that the Board approve, the Merger Agreement and the Transaction. Subsequently, the Board approved the Merger Agreement and the Transaction.

Under the terms and conditions of the Merger Agreement, which has an economic effective time of 11:59 p.m. on February 29, 2024, the aggregate consideration to be paid to the Hi-Crush Stockholders in the Transaction will consist of (i) cash consideration of $150 million to be paid at the closing of the Transaction (the “Closing”), (ii) 9.7 million shares of Atlas’s Common Stock, par value $0.01 per share, issued at Closing (the “Common Stock,” and such issuance, the “Stock Consideration”), and (iii) a secured PIK toggle seller note in an initial aggregate principle amount of $125 million with a final maturity date of January 31, 2026, in each case, subject to customary closing adjustments. Upon consummation of the Transaction, the Hi-Crush Stockholders will collectively own approximately 8.8% of the Company’s outstanding Common Stock.

Pursuant to the terms of the Merger Agreement, (a) Merger Sub 1 will be merged with and into Hi-Crush, with Hi-Crush surviving the merger as a wholly-owned subsidiary of Purchaser (the “Surviving Corporation” and such merger, the “Initial Merger”) and (b) immediately following the Initial Merger, Merger Sub 2 will be merged with and into the Surviving Corporation, with Merger Sub 2 surviving as a wholly-owned subsidiary of Purchaser.

The completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party in all material respects with their respective covenants, (c) Hi-Crush’s delivery of a written consent approving the Transaction signed by Hi-Crush Stockholders holding at least 95% of the voting power of Hi-Crush’s outstanding common stock and (d) Hi-Crush’s completion of certain pre-Closing reorganization transactions.

The Parties have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of each of the Parties’ businesses during the period between the execution of the Merger Agreement and Closing, and (b) the efforts of the Parties to cause the Transaction to be completed, including obtaining any required governmental approval.

The Merger Agreement contains certain termination rights for each of the Company and Hi-Crush, including, among other rights, the right to terminate (a) by mutual written consent of the Company and Hi-Crush and (b) by either the Company or Hi-Crush, if (1) the Closing has not occurred on or before April 12, 2024, or (2) the other party breaches any of their respective representations or warranties or if such party fails to perform their respective covenants such that certain conditions to closing cannot be satisfied, and the breach or breaches of such representations or warranties or the failure to perform such covenant, as applicable, is not cured or cannot be cured in accordance with the terms of the Merger Agreement.

In accordance with the terms of the Merger Agreement, at Closing, the Company will enter into a registration rights and lock-up agreement (the “Registration Rights and Lock-Up Agreement”), in substantially the form attached as Exhibit G to the Merger Agreement, with certain of the Hi-Crush Stockholders (the “Registration Rights and Lock-Up Parties”) that provides, among other things, that the Company will (a) no later than the later of (1) April 1, 2024, and (2) fifteen business days after the date on which audited carveout financial statements and reserve report are delivered, as defined in such Registration Rights and Lock-Up Agreement, file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the Common Stock comprising the Stock Consideration issued in connection with the Transaction and (b) grant the Registration Rights and Lock-Up Parties certain customary demand and piggyback rights with respect to underwritten offerings. Pursuant to the Registration Rights and Lock-Up Agreement, the Registration Rights and Lock-Up Parties will also agree not to lend, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, any of their shares of Common Stock for a period of 90 days following the Closing, subject to certain exceptions. The Company will agree to pay certain expenses of the parties incurred in connection with the exercise of their rights under the Registration Rights and Lock-Up Agreement, and indemnify them for certain securities law matters in connection with any registration statement filed pursuant thereto.

In accordance with the Merger Agreement, Purchaser will issue a secured seller promissory note (the “Deferred Cash Consideration Note”) in favor of the Hi-Crush Stockholders in the original aggregate principal amount of $125 million, subject to customary purchase price adjustments, and payable in cash or in kind, at the Purchaser’s election. The Deferred Cash Consideration Note will mature on January 31, 2026, and will bear interest at a rate of 5.00% per annum if paid in cash, or 7.00% per annum if paid in kind. Interest on the Deferred Cash Consideration Note is payable quarterly in arrears beginning March 29, 2024 through maturity.

The foregoing description of the Merger Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (d) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

First Amendment to ABL Credit Agreement

On February 26, 2024, Purchaser and certain other subsidiaries of the Company entered into that certain First Amendment to Loan, Security and Guaranty Agreement (the “ABL Amendment”), among Purchaser, the subsidiary guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent (the “ABL Agent”). The ABL Amendment amends that certain Loan, Security and Guaranty Agreement dated as of February 22, 2023 (the “ABL Credit Agreement”), among Purchaser, the subsidiary guarantors party thereto from time to time, the lenders party thereto from time to time and the ABL Agent.

Among other things, the ABL Amendment (a) will, subject to certain conditions to be satisfied in connection with Closing, increase the revolving credit commitment amount under the ABL Credit Agreement from $75 million to $125 million and extend the maturity date of the ABL Credit Agreement from February 22, 2028 to February 26, 2029 and (b) modified certain other terms of the ABL Credit Agreement.

The foregoing is qualified in its entirety by reference to the ABL Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

First Amendment to Term Loan Credit Agreement

On February 26, 2024, the Company, Purchaser and certain other subsidiaries of the Company entered into that certain First Amendment to Credit Agreement (the “Term Loan Amendment”), among Company, Purchaser, the lenders party thereto and Stonebriar Commercial Finance, LLC, a Delaware limited liability company, as administrative agent (the “Term Agent”). The Term Loan Amendment amends that certain Credit Agreement dated as of July 31, 2023 (the “Term Loan Credit Agreement”), among Purchaser, the lenders party thereto from time to time and the Term Agent.

Among other things, the Term Loan Amendment (a) provided an incremental delayed draw term loan facility in the aggregate principle amount of up to $150 million at an interest rate expected to be approximately 10.5% and (b) modified certain other terms of the Term Loan Credit Agreement.

The foregoing is qualified in its entirety by reference to the Term Loan Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to the Hi-Crush Stockholders will be completed in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2024, the Company issued a press release announcing the Transaction and the signing of the Merger Agreement. Also on February 27, 2024, the Company made available an investor presentation related to the Transaction. Copies of the press release and the investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements about the anticipated financial performance of Atlas following the transaction; the expected synergies and efficiencies to be achieved as a result of the transaction; expected accretion to free cash flow, cash flow per share, Adjusted EBITDA and earnings per share; expected production volumes; expectations regarding the leverage and dividend profile of Atlas following the transaction; expansion and growth of Atlas’s business; Atlas’s plans to finance the transaction; and the receipt of all necessary approvals to close the transaction and the timing associated therewith; our business strategy, our industry, our future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: the completion of the transaction on anticipated terms and timing or at all, including obtaining any required governmental or regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Hi-Crush’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the transaction; risks that the anticipated tax treatment of the transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the transaction on the parties’ business relationships and business generally; risks that the transaction disrupts current plans and operations of Atlas or Hi-Crush and their respective management teams and potential difficulties in retaining employees as a result of the transaction; the risks related to Atlas’s financing of the transaction; potential negative effects of this announcement and the pendency or completion of the transaction on the market price of Atlas’s common stock or operating results; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental and weather risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the SEC, including those discussed under the heading “Risk Factors” in our prospectus, dated September 11, 2023, filed with the SEC pursuant to Rule 424(b) under the Securities Act on September 12, 2023 in connection with our recent corporate reorganization, and any subsequently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Atlas’s SEC filings are or will be available publicly on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1#	Agreement and Plan of Merger, dated as of February 26, 2024 by and among Atlas Energy Solutions Inc., Atlas Sand Company, LLC, Wyatt Merger Sub 1 Inc., Wyatt Merger Sub 2, LLC, Hi-Crush Inc., Clearlake Capital Partners V Finance, L.P. and HC Minerals Inc.
10.1	First Amendment to Loan, Security and Guaranty Agreement, dated as of February 26, 2024, among Atlas Sand Company, LLC, as Borrower, certain of its subsidiaries, as Guarantors, Bank of America, N.A., as Agent and Bank of America, N.A., as Sole Lead Arranger and Sole Bookrunner.
10.2	First Amendment to Credit Agreement, dated as of February 26, 2024, by and between Atlas Sand Company, LLC, as borrower, and Stonebriar Commercial Finance LLC, as lender.
99.1	Press Release, dated February 27, 2024.
99.2	Investor Presentation, dated February 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.

By:	/s/ John Turner
Name: John Turner
Title: President and Chief Financial Officer

Date: February 27, 2024